                                                                    Exhibit 10.9

                             THIRD OMNIBUS AMENDMENT

                  THIS THIRD OMNIBUS AMENDMENT (this "Amendment"), dated as of September 30, 2003, is entered into, by and among PULTE FUNDING, INC., as the borrower (the "Borrower") and as the buyer (the "Buyer"), PULTE MORTGAGE LLC ("Pulte Mortgage"), formerly known as Pulte Mortgage Corporation, as a seller (the "Seller") and the servicer (the "Servicer"), ATLANTIC ASSET SECURITIZATION CORP., as an issuer ("Atlantic"), CREDIT LYONNAIS NEW YORK BRANCH ("CL New York"), as a bank, as a managing agent and as the administrative agent (the "Administrative Agent"), LLOYDS TSB BANK PLC, as a bank ("Lloyds"), BANK ONE, NA (MAIN OFFICE CHICAGO), as a bank, as a seasonal bank and as a managing agent ("Bank One"), JUPITER SECURITIZATION CORPORATION, as an issuer and a seasonal issuer ("Jupiter"), and LASALLE BANK NATIONAL ASSOCIATION, as the collateral agent ("LaSalle"). Capitalized terms used and not otherwise defined herein are used as defined in the related Operative Documents (as defined below).

                                    RECITALS

                  WHEREAS, the Borrower, Atlantic, Jupiter, the Administrative Agent, CL New York as a bank and as a managing agent, Bank One, Lloyds, and the Servicer entered into that certain Amended and Restated Loan Agreement, dated as of August 23, 2002 (the "Loan Agreement");

                  WHEREAS, the Borrower, the Administrative Agent and LaSalle entered into that certain Amended and Restated Collateral Agency Agreement, dated as of August 23, 2002 (the "Collateral Agency Agreement");

                  WHEREAS, the Seller and the Buyer entered into that certain Master Repurchase Agreement, dated as of December 22, 2000, as supplemented by the Amended and Restated Addendum to Master Repurchase Agreement, dated as of August 23, 2002, between the Seller and the Buyer (the "Repurchase Agreement");

                  WHEREAS, certain parties hereto entered into the Transaction Documents (as defined in the Loan Agreement) (the Collateral Agency Agreement, the Loan Agreement, the Repurchase Agreement and the Transaction Documents, collectively the "Operative Documents");

                  WHEREAS, certain of the Operative Documents were amended by that certain Omnibus Amendment among the parties thereto dated December 31, 2002;

                  WHEREAS, certain of the Operative Documents were amended by that certain Second Omnibus Amendment among the parties thereto dated August 25, 2003; and

                  WHEREAS, the parties hereby desire and consent to amend the Operative Documents as provided in this Amendment.

                  NOW, THEREFORE, the parties agree as follows:

         Section 1.        Amendments to the Repurchase Agreement.

                  (a) The definition of "Alt-A Loan" is hereby amended by deleting the last sentence in its entirety and substituting the following in lieu thereof:

                           "Certain Alt-A Loans are No Income OR No Asset Loans
and No Income AND No Asset Loans."

                  (b) The definition of "Collateral Value" is hereby amended by deleting subsection (A)(3) in its entirety and substituting the following in lieu thereof:

                           "(3)     while a Default or Event of Default is
continuing, or upon request of either of the Managing Agents at any other time, the Market Value of such Eligible Mortgage Loan; and"

                  (c) The definition of "Collateral Value" is hereby further amended by deleting subsections (c) and (d) in their entirety and substituting the following in lieu thereof:

                           "(c)     at any time, the portion of total Collateral
Value that may be attributable collectively to No Income OR No Asset Loans and No Income AND No Asset Loans shall not exceed ten percent (10%) of the Maximum Facility Amount or, during the Seasonal Period, ten percent (10%) of the Combined Facility Amount, it being understood that this limitation is a sub-limit of the limitation set forth in clause (d) below;

                           "(d)     at any time, the portion of total Collateral
Value that may be attributable to Alt-A Loans shall not exceed fifteen percent (15%) of the Maximum Facility Amount or, during the Seasonal Period, fifteen percent (15%) of the Combined Facility Amount;"

                  (d) The definition of "Collateral Value" is hereby further amended by deleting subsection (e) in its entirety and substituting the following in lieu thereof:

                           "(e)     at any time, the portion of total Collateral
Value that may be attributable to Mortgage Loans for which the Mortgage Notes have been withdrawn for correction pursuant to Section 3.5 of the Collateral Agency Agreement shall not exceed five percent (5%) of the Maximum Facility Amount or, during as Seasonal Period, five percent (5%) of the Combined Facility Amount as determined in accordance with said Section 3.5 of the Collateral Agency Agreement;"

                  (e) The definition of "Eligible Mortgage Loan" is hereby amended by deleting subparagraph (b) in its entirety and substituting the following in lieu thereof:

                           "(b)     that is a Conforming Loan, a Jumbo Loan, an
Alt-A Loan (including a No Income OR No Asset Loan, but only to the extent such Mortgage Loan is not more than thirty (30) days past due, and a No Income AND No Asset Loan, but only to the extent such Mortgage Loan is not more than thirty (30) days past due) or a Second Lien Loan;"

                  (f) The definition of "No Asset No Income Loan" is hereby deleted in its entirety and the following is substituted in lieu thereof:

                           "No Income AND No Asset Loan" means an Alt-A Loan that is underwritten on a "no income and no asset" basis, meaning that the Seller verifies neither the Obligor's assets nor the Obligor's income.

                           "No Income OR No Asset Loan" means an Alt-A Loan that is underwritten on a "no income or no asset" basis, meaning that the Seller verifies either the Obligor's assets or the Obligor's income, but not both.

         Section 2.        Amendments to the Loan Agreement.

                  (a) The definition of "Alt-A Loan" is hereby amended by deleting the last sentence in its entirety and substituting the following in lieu thereof:

                           "Certain Alt-A Loans are No Income OR No Asset Loans
and No Income AND No Asset Loans."

                  (b) The definition of "Collateral Value" is hereby amended by deleting subsection (A)(3) in its entirety and substituting the following in lieu thereof:

                           "(3)     while a Default or Event of Default is
continuing, or upon request of either of the Managing Agents at any other time, the Market Value of such Eligible Mortgage Loan; and"

                  (c) The definition of "Collateral Value" is hereby further amended by deleting subsections (c) and (d) in their entirety and substituting the following in lieu thereof:

                           "(c)     at any time, the portion of total Collateral
Value that may be attributable collectively to No Income OR No Asset Loans and No Income AND No Asset Loans shall not exceed ten percent (10%) of the Maximum Facility Amount or, during the Seasonal Period, ten percent (10%) of the Combined Facility Amount, it being understood that this limitation is a sub-limit of the limitation set forth in clause (d) below;

                           "(d)     at any time, the portion of total Collateral
Value that may be attributable to Alt-A Loans not exceed fifteen percent (15%) of the Maximum Facility Amount or, during the Seasonal Period, fifteen percent (15%) of the Combined Facility Amount;"

                  (d) The definition of "Collateral Value" is hereby further amended by deleting subsection (e) in its entirety and substituting the following in lieu thereof:

                           "(e)     at any time, the portion of total Collateral
Value that may be attributable to Mortgage Loans for which the Mortgage Notes have been withdrawn for correction pursuant to Section 3.4 shall not exceed five percent (5%) of the Maximum Facility Amount or, during as Seasonal Period, five percent (5%) of the Combined Facility Amount as determined in accordance with said Section 3.4;"

                  (e) The definition of "Eligible Mortgage Loan" is hereby amended by deleting subparagraph (b) in its entirety and substituting the following in lieu thereof:

                           "(b)     that is a Conforming Loan, a Jumbo Loan, an
Alt-A Loan (including a No Income OR No Asset Loan, but only to the extent such Mortgage Loan is not more than thirty (30) days past due, and a No Income AND No Asset Loan, but only to the extent such Mortgage Loan is not more than thirty
(30) days past due) or a Second Lien Loan;"

                  (f) The definition of "Maximum Facility Amount" is hereby deleted in its entirety and replaced with the following:

                           "Maximum Facility Amount" means $550,000,000, as such amount may be reduced pursuant to Section 2.1(c) of this Restated Loan Agreement.

                  (g) The definition of "No Asset No Income Loan" is hereby deleted in its entirety and the following is substituted in lieu thereof:

                           "No Income AND No Asset Loan" means an Alt-A Loan that is underwritten on a "no income and no asset" basis, meaning that the Originator verifies neither the Obligor's assets nor the Obligor's income.

                           "No Income OR No Asset Loan" means an Alt-A Loan that is underwritten on a "no income or no asset" basis, meaning that the Originator verifies either the Obligor's assets or the Obligor's income, but not both.

                  (h) Section 8.1(y) is hereby deleted in its entirety and the following is inserted in lieu thereof:

                           "an "Event of Default" shall occur under the
Repurchase Agreement, or the Repurchase Agreement shall cease to be in full force and effect; or"

                  (i) Section 8.1(cc) is hereby amended by adding the following at the end thereof ", and the Excess Spread is not made positive within for five (5) Business days;".

                  (j) Section 8.1(dd) is hereby amended by deleting the words "and such deficiency is not funded within one Business Day" and inserting in lieu thereof the following: "and such deficiency is not funded within five
(5) Business days;".

                  (k) Section 8.2(b) is hereby deleted in its entirety and the following is inserted in lieu thereof: "Intentionally Omitted."

                  (l) Section 8.2(c) is hereby deleted in its entirety and the following is inserted in lieu thereof:

                           "(c)     Upon the occurrence and continuation of an
Event of Default under any provision of Section 8.1 other than those set forth in Section 8.2(a), the Administrative Agent may, but need not, do any one or both of the following: (i) declare the entire unpaid balance of the Obligations immediately due and payable, whereupon it shall be due and payable; and (ii) declare the Drawdown Termination Date and the Seasonal Facility Termination Date to have occurred and terminate the Maximum Facility Amount and the Seasonal Facility Amount."

                  (m) Section 13.15 is hereby amended by (i) renaming the existing clause "(e)" to clause "(f)"; (ii) renaming the existing clause "(f)" to clause "(g)"; (iii) inserting the following new clause "(e) as may be required or appropriate in connection with disclosures to any and all persons, without limitation of any kind, of information relating to the tax treatment and tax structure of the transaction and all materials of any kind (including opinions and other tax analyses) that are provided to the Borrower or the Originator relating to such tax treatment and tax structure,"; and (iv) deleting the last clause of Section 13.15 and inserting the following in lieu thereof "provided that any proposed recipient under clause (f) or (g) shall, as a condition to the receipt of any such information, agree to maintain the confidentiality thereof."

                  (n) Schedule I is hereby deleted in its entirety and replaced with the Schedule I attached hereto.

                  (o) Exhibit A attached to Exhibit F, attached to the Loan Agreement, is hereby deleted in its entirety.

         Section 3.        Amendments to the Collateral Agency Agreement.

                  (a) The definition of "Alt-A Loan" is hereby amended by deleting the last sentence in its entirety and substituting the following in lieu thereof:

                           "Certain Alt-A Loans are No Income OR No Asset Loans
and No Income AND No Asset Loans."

                  (b) The definition of "Collateral Value" is hereby amended by deleting subsection (A)(3) in its entirety and substituting the following in lieu thereof:

                           "(3)     while a Default or Event of Default is
continuing, or upon request of either of the Managing Agents at any other time, the Market Value of such Eligible Mortgage Loan; and"

                  (c) The definition of "Collateral Value" is hereby further amended by deleting subsections (c) and (d) in their entirety and substituting the following in lieu thereof:

                           "(c)     at any time, the portion of total Collateral
Value that may be attributable collectively to No Income OR No Asset Loans and No Income AND No Asset Loans shall not exceed ten percent (10%) of the Maximum Facility Amount or, during the Seasonal Period, ten percent (10%) of the Combined Facility Amount, it being understood that this limitation is a sub-limit of the limitation set forth in clause (d) below;

                           "(d)     at any time, the portion of total Collateral
Value that may be attributable to Alt-A Loans shall not exceed fifteen percent (15%) of the Maximum Facility Amount or, during the Seasonal Period, fifteen percent (15%) of the Combined Facility Amount;"

                  (d) The definition of "Collateral Value" is hereby further amended by deleting subsection (e) in its entirety and substituting the following in lieu thereof:

                           "(e)     at any time, the portion of total Collateral
Value that may be attributable to Mortgage Loans for which the Mortgage Notes have been withdrawn for correction pursuant to Section 3.5 of this Agreement shall not exceed five percent (5%) of the Maximum Facility Amount or, during as Seasonal Period, five percent (5%) of the Combined Facility Amount as determined in accordance with said Section 3.5 of this Agreement;"

                  (e) The definition of "Eligible Mortgage Loan" is hereby amended by deleting subparagraph (b) in its entirety and substituting the following in lieu thereof:

                           "(b)     that is a Conforming Loan, a Jumbo Loan, an
Alt-A Loan (including a No Income OR No Asset Loan, but only to the extent such Mortgage Loan is not more than thirty (30) days past due, and a No Income AND No Asset Loan, but only to the extent such Mortgage Loan is not more than thirty
(30) days past due) or a Second Lien Loan;"

                  (f) The definition of "Maximum Facility Amount" is hereby deleted in its entirety and replaced with the following:

                           "Maximum Facility Amount" means $550,000,000, as such amount may be reduced pursuant to Section 2.1(c) of the Restated Loan Agreement.

                  (g) The definition of "No Asset No Income Loans" is hereby deleted in its entirety and the following is substituted in lieu thereof:

                           "No Income AND No Asset Loan" means an Alt-A Loan that is underwritten on a "no income and no asset" basis, meaning that the Originator verifies neither the Obligor's assets nor the Obligor's income.

                           "No Income OR No Asset Loan" means an Alt-A Loan that is underwritten on a "no income or no asset" basis, meaning that the Originator verifies either the Obligor's assets or the Obligor's income, but not both.

         Section 4.        Operative Documents in Full Force and Effect as
Amended.

                  Except as specifically amended hereby, all of the provisions of the Operative Documents and all of the provisions of all other documentation required to be delivered with respect thereto shall remain in full force and effect from and after the date hereof.

         Section 5.        Miscellaneous.

                  (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall not constitute a novation of any Operative Document, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of each Operative Document, as amended by this Amendment, as though such terms and conditions were set forth herein.

                  (b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

                  (c) This Amendment may not be amended or otherwise modified except as provided in each respective Operative Agreement.

                  (d) This Amendment and the rights and obligations of the parties under this amendment shall be governed by and construed and interpreted in accordance with the laws of the state of New York without reference to its conflict of laws provisions.

                  IN WITNESS WHEREOF, the parties have agreed to and caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                            PULTE FUNDING, INC.,
                            as the Borrower and the Buyer

                            By: /s/ David M. Bruining
                                ----------------------------
                                Name:  David M. Bruining
                                Title: Senior Vice President/ Chief Financial
                                       Officer

                            PULTE MORTGAGE LLC,
                            as the Servicer and the Seller

                            By: /s/ John D'Agostino
                                ----------------------------
                                Name:  John D'Agostino
                                Title: Vice President

                            CREDIT LYONNAIS NEW YORK BRANCH,
                            as a Bank, as a Managing Agent and as the Administrative Agent

                            By: /s/ Anthony Brown
                                ---------------------------------------------
                                Name:  Anthony Brown
                                Title: Vice President

                            ATLANTIC ASSET SECURITIZATION CORP.,
                            as an Issuer

                            By: Credit Lyonnais New York Branch, as
                                Attorney-In-Fact

                                By: /s/ Anthony Brown
                                    -----------------------------------------
                                    Name:  Anthony Brown
                                    Title: Vice President

                            LLOYDS TSB BANK PLC,
                            as a Bank

                            By: /s/ Michelle White
                                ---------------------------------------------
                                Name:  Michelle White
                                Title: Assistant Vice President, Structured
                                       Finance

                            By: /s/ Ian Dommick
                                ---------------------------------------------
                                Name:  Ian Dommick
                                Title: Vice President, Structured Finance

                            BANK ONE, NA (MAIN OFFICE CHICAGO),
                            as a Bank, a Seasonal Bank and as a Managing
                            Agent

                            By: /s/ Daniel J. Clarke, Jr.
                                -----------------------------------
                                Name:  Daniel J. Clarke, Jr.
                                Title: Managing Director

                            JUPITER SECURITIZATION CORPORATION,
                            as an Issuer and as a Seasonal Issuer

                            By: /s/  Daniel J. Clarke, Jr.
                                -----------------------------------
                                Name:  Daniel J. Clarke, Jr.
                                Title: Authorized Signer

                            LASALLE BANK NATIONAL ASSOCIATION,
                            as the Collateral Agent

                            By: /s/ Harry J. Cicchetti
                                -----------------------------------
                                Name:  Harry J. Cicchetti
                                Title: Senior Vice President

                                   SCHEDULE I

                        BANK COMMITMENTS AND PERCENTAGES

                                                         Bank Commitment
               Bank                     Bank Commitment     Percentage
               ----                     ---------------  ---------------
CREDIT LYONNAIS NEW YORK BRANCH*         $225,000,000         40.91%

BANK ONE, NA (MAIN OFFICE CHICAGO)**     $250,000,000         45.45%

LLOYDS TSB BANK PLC*                     $ 75,000,000         13.64%

               SEASONAL BANK COMMITMENTS AND SEASONAL PERCENTAGES

                                                                                Seasonal Bank Commitment
          Seasonal Bank                         Seasonal Bank Commitment              Percentage
          -------------                         ------------------------              ----------
BANK ONE, NA (MAIN OFFICE CHICAGO)**                 $50,000,000                         100%

* Part of the CL New York Group, related to Atlantic.

** Part of the Bank One Group, related to Jupiter.